EX-23
                               Consents of Experts



                         CONSENT  OF  INDEPENDENT  AUDITORS


                         VAN  BUREN  &  HAUKE,  LLC,  CPA'S
                      63  Wall  Street,  New  York,  NY  10005
                              212-344-3600  (Telephone)
                              212-344-3834  (Facsimile)

     We hereby consent to the incorporation by reference in this Amendment 2 to Registration Statement on Form SB-2 of our report dated February 3, 2001.

     Dated  April 11,  2001

     /s/  Van  Buren  &  Hauke,  LLC
     Certified  PublicAccountant's


Van  Buren  &  Hauke,  LLC,  CPA's
63  Wall  Street,  New  York,  NY  10005
212-344-3600  (Telephone)
212-344-3834  (Facsimile)